UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

May 8, 2014

Jamba, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32552	20-2122262
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

6475 Christie Avenue, Suite 150, Emeryville, California 94608

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(510) 596-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Nonemployee Director Restricted Stock Unit Deferral Program

On May 8, 2014, the Compensation and Executive Development Committee (the “Committee”) of the Board of Directors of Jamba, Inc. (the “Company”) approved the terms of and adopted a Nonemployee Director Restricted Stock Unit Deferral Program (the “Deferral Program”), to permit nonemployee directors to elect to defer settlement of restricted stock units awarded under the Company’s 2013 Equity Incentive Plan (the “2013 Plan”) as part of the Company’s Nonemployee Director Compensation Policy. The Deferral Program is a deferred compensation plan intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended, and incorporates by reference all of the provisions set forth in the 2013 Plan which apply to restricted stock units in general. Under the Deferral Program, a nonemployee director may elect between the following settlement dates: (i) the nonemployee director’s separation from service; and (ii) the earlier of the nonemployee director’s attainment of a pre-determined age and the nonemployee director’s separation from service, which election will be made pursuant to the form of Nonemployee Director Restricted Stock Units Deferral Agreement and Election Notice (the “Election Notice”) approved by the Committee for use under the Deferral Program.

The descriptions of the Deferral Program and the Elections Notice are not complete and are qualified in their entirety by the actual terms of the Deferral Program and Election Notice, copies of which will be filed as exhibits to the Company's Quarterly Report on Form 10-Q for the period ending July 1, 2014.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 9, 2014.

At the Annual Meeting, the matters on which the stockholders voted, in person or by proxy were:

(i)	to elect eight nominees as directors to serve until the next annual meeting and until their successors have been elected and qualified;

(ii)	to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2014; and

(iii)	to approve a non-binding advisory resolution regarding the compensation of Jamba’s Named Executive Officers.

The eight nominees were elected, the appointment of the independent registered public accounting firm was ratified, and the non-binding advisory resolution regarding the NEO’s compensation was approved. The results of the voting were as follows:

Proposal 1 - Election of Directors:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
James D. White	6,946,832	287,001	8,333	6,373,112
Lesley H. Howe	7,008,213	225,496	8,457	6,373,112
Richard Federico	7,005,538	226,771	9,857	6,373,112
Andrew R. Heyer	7,005,236	227,762	9,168	6,373,112
Michael A. Depatie	7,006,724	226,554	8,888	6,373,112
Lorna Donatone	7,081,323	152,171	8,672	6,373,112
David A. Pace	7,005,155	227,614	9,397	6,373,112
Marvin Igelman	4,229,432	3,002,678	10,056	6,373,112

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,946,196	503,199	165,883	-

Proposal 3 - Approve a non-binding advisory resolution regarding the compensation of Jamba’s Named Executive Officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,052,696	175,003	14,467	6,373,112

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMBA, INC.

Date:	May 13, 2014	By:	/s/ Karen L. Luey
			Name:	Karen L. Luey
			Title:	Chief Financial Officer, Chief Administrative Officer, Executive Vice President and Secretary